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Exhibits
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Number 99 - Settlement Agreement, dated as of May 25, 2006, between the
Northshore Receiver and the Circle Receiver, is hereby incorporated herein by reference to Exhibit No. 2 to Amendment No. 10 to Schedule 13D filed with the Securities and Exchange Commission on May 31, 2006 by the Northshore Receiver, among others.